Exhibit 10.39

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

Strata Trial Collaboration Agreement

This Strata Trial Collaboration Agreement (the “Agreement”) is made and entered into the 30th day of January, 2017 (the “Effective Date”), by and between Clovis Oncology, Inc., a Delaware corporation (“Clovis”), having an address of 5500 Flatiron Parkway, Suite 100, Boulder, Colorado 80301, and Strata Oncology, Inc., a Delaware corporation (“Strata Oncology”), having an address of 8170 Jackson Road, Suite A, Ann Arbor, MI  48103, each a “Party” and together the “Parties.” Capitalized terms used in this Agreement have the meanings set forth in Section 1.1 of this Agreement.

Whereas, Clovis is engaged in clinical development programs directed to Clovis’ proprietary inhibitor of poly (ADP-ribose) polymerase (“PARP”) called rucaparib (the “Clovis Drug Candidate”), which is currently the subject of Clovis clinical trials described on Schedule A together, the “Clovis Trials”), for metastatic castration-resistant prostate cancer  (the “Named Indication”), targeting certain oncogenic driver mutations as more fully described and defined in Schedule A (the “Clovis Target Alterations”);

Whereas, Strata Oncology is developing a collaboration among Strata Oncology, clinical study sites, and clinical study sponsors (hereinafter such collaboration is referred to as the “Strata Trial Collaboration”) which: (a) is intended ultimately to be a national clinical trial conducted pursuant to a master trial protocol with each Participating Study Sponsor (as defined below) responsible for its respective Strata Partnered Trial (as defined below) and the study protocol pertaining thereto, and (b) seeks to: (i) identify cancer patients whose tumors have specific gene mutations through the Strata Oncology Testing Services (as defined below), and (ii) match each patient with a clinical study of a therapy that targets that patient’s specific gene mutations (each herein a “Strata Partnered Trial”), which study is being conducted by one of Strata Oncology’s partnered clinical study sponsors (herein “Participating Study Sponsors”);

Whereas, Clovis desires to participate in the Strata Trial Collaboration as a Participating Study Sponsor;

Whereas, as part of the Strata Trial Collaboration, Strata Oncology intends to use Thermo Fisher’s Oncomine NGS assay and system (for purposes of this Agreement, herein referred to as the “Strata Oncology Assay”) to provide next generation sequencing testing services, which includes without limitation testing for the Clovis Target Alterations (the “Strata Oncology Testing Services”) to patients at clinical study sites located in the United States that have agreed to participate in the Strata Trial Collaboration (“Participating Study Sites”) and further Clovis and Strata Oncology desire to identify potentially eligible patients for the Clovis Trials, through the Strata Oncology Testing Services, subject to and in accordance with the terms of this Agreement;

Now Therefore, in consideration of the foregoing and the covenants and promises contained herein, the Parties agree as follows:

Strata Oncology and Clovis – Strata Trial Collaboration Agreement - CONFIDENTIAL	Page 1 of 26

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

1.0       Definitions.

1.1       Definitions.  As used in this Agreement, the following defined terms have the meaning indicated below:

1.1.1“Affiliate” means, with respect to a Party, any business entity Controlling, Controlled by, or under common Control with such Party.

1.1.2“Agreement” has the meaning set forth in the title paragraph.

1.1.3“Applicable Law” means applicable laws, rules and regulations, including any rules, regulations or other requirements of any regulatory authority, that may be in effect from time to time and applicable to a particular activity of a Party hereunder, including, without limitation,  (a) the federal anti-kickback statute (42 USC § 1320a-7(b)) and the related safe harbor regulations; (b) the Limitation on Certain Physician Referrals pursuant to 42 USC § 1395nn; (c) the Health Insurance Portability and Accountability Act, located at 45 C.F.R. §§160 and 165; and (d) the relevant requirements of 21 C.F.R. §§312.50 to 312.70, inclusive ("Responsibilities of Sponsors and Investigators") and 21 C.F.R. Part 50 ("Protection of Human Subjects”).

1.1.4“Approval” or “Approved” means the approval by the FDA of a drug candidate for marketing in the U.S.

1.1.5“CLIA” means the U.S. Clinical Laboratory Improvement Amendments of 1988, its implementing regulations and quality standards issued thereunder.

1.1.6“Clovis” has the meaning set forth in the title paragraph.

1.1.7“Clovis Drug Candidate” has the meaning set forth in the Recitals.

1.1.8“Clovis Drug Intellectual Property” has the meaning set forth in Section 9.2.1.

1.1.9“Clovis Drug Product” shall mean a product containing the Clovis Drug Candidate, as a single active ingredient or in combination with one or more other active ingredients, which has been Approved.

1.1.10“Clovis Indemnified Party” has the meaning set forth in Section 13.2.

1.1.11“Clovis Target Alterations” has the meaning set forth in the Recitals.

1.1.12“Clovis Trials” has the meaning set forth in the Recitals.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

1.1.13“Confidential Information” means any and all technical and non-technical information relating to the current, future, and proposed products and services of any of Clovis or any of its Affiliates, or of Strata Oncology or any of its Affiliates that is disclosed pursuant to this Agreement. In particular, Confidential Information shall include, without limitation; (a) patent and patent applications; (b) trade secrets; (c) proprietary information, ideas, gene sequences, cell lines, samples, media, chemical compounds, assays, biological materials, techniques, sketches, drawings, works of authorship, models, inventions, know-how, processes, apparatuses, equipment, algorithms, software programs, and formulae related to current, future, and proposed products and services, such as information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, investors, employees, business and contractual relationships, business forecasts, sales and merchandising, and marketing plans; (d) any reports provided by Strata Oncology to Clovis or by Clovis to Strata Oncology under this Agreement; (e) any non-public information, records and documents to which a Party obtains or has access to under Section 6.5; and (f) without limiting the foregoing, (i) in the case of Strata Oncology, any unpublished information regarding the Strata Trial, the Strata Oncology Assay, or the Strata Oncology Testing Services; (ii) in the case of Clovis, any unpublished information regarding the Clovis Trials or the Clovis Drug Candidate; and (iii) with respect to both Parties, the terms and conditions of this Agreement.

1.1.14“Control” means the possession, directly or indirectly, of the power to direct the management or policies of the business entity, whether through the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a business entity, or by contract or otherwise.

1.1.15“Disclosing Party” has the meaning set forth in Section 8.1.

1.1.16“Effective Date” has the meaning set forth in the title.

1.1.17  “FDA” means the U.S. Food and Drug Administration.

1.1.18“First Party” has the meaning set forth in Section 9.1.

1.1.19“Full Strata Test Report” means the complete Strata Oncology Assay test results obtained for a Participating Patient, including PHI.

1.1.20“Identified Patient” has the meaning set forth in Section 3.1.

1.1.21  “Indemnified Party” has the meaning set forth in Section 13.3.

1.1.22“Indemnifying Party” has the meaning set forth in Section 13.3.

1.1.23“Initial Term”  has the meaning set forth in Section 7.1.

1.1.24“Liability” has the meaning set forth in Section 13.1.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

1.1.25“Milestone Fee” has the meaning set forth in Section 6.3.

1.1.26“Named Indication” has the meaning set forth in the Recitals.

1.1.27“Order to Approval” refers to the order in which a PARP inhibitor drug candidate targeting the Clovis Target Alterations for the Named Indication is Approved in the U.S., regardless of whether the drug candidate’s mechanism of action is solely PARP inhibition or includes PARP inhibition. The first such drug candidate to be Approved shall be the “first” in the Order to Approval.

1.1.28“PARP” has the meaning set forth in the Recitals.

1.1.29“Participating Patients” means those cancer patients being treated at Participating Study Sites and willing to participate in the Strata Trial, that have executed a Patient ICF as confirmed by the Provider or the Participating Study Site in the test request to Strata Oncology.

1.1.30“Participating Study Sites” has the meaning set forth in the Recitals.

1.1.31“Participating Study Sponsors” has the meaning set forth in the Recitals.

1.1.32“Parties” has the meaning set forth in the title paragraph.

1.1.33“Party” has the meaning set forth in the title paragraph.

1.1.34“Patient ICF” means an informed consent form relating to the participation in the Strata Trial, in the form provided to Clovis, as it may be amended from time to time as described in Section 3.3.

1.1.35“Patient Identification Process” has the meaning set forth in Section 3.1.

1.1.36“PHI” means protected health information, as defined in the Health Insurance Portability and Accountability Act of 1996, as amended, and the federal regulations promulgated by the U.S. Department of Health and Human Services (“HHS”) at 45 C.F.R. Parts 160, 162 and 164 (“HIPAA”).

1.1.37“Provider” means a Participating Patient’s healthcare provider or physician.

1.1.38“Receiving Party” has the meaning set forth in Section 8.1.

1.1.39“Renewal Term”  has the meaning set forth in Section 7.1.

1.1.40“Representatives” means, with respect to a Party, such Party’s Affiliates, and its and their respective officers, directors, employees, agents, contractors, advisors, investors and legal counsel.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

1.1.41  “Strata Contributed Patients” means the total number of Strata Enrolled Patients for whom data is included in the registration efficacy dataset in the Submission for Approval of the Clovis Drug Candidate for the Named Indication.

1.1.42“Strata Enrolled Patient” has the meaning set forth in Section 4.2.

1.1.43“Strata Enrolled Patient Contribution” is the percentage derived from dividing the total number of Strata Contributed Patients by the Total Enrolled Patients.

1.1.44“Strata Enrolled Patient Contribution Factor” is the product of multiplying 100 by the quotient derived from dividing the total number of Strata Contributed Patients by the Total Enrolled Patients.

1.1.45“Strata Indemnified Party” has the meaning set forth in Section 13.1.

1.1.46“Strata Oncology Intellectual Property” has the meaning set forth in Section 9.2.2.

1.1.47“Strata Oncology Assay” has the meaning set forth in the Recitals.

1.1.48“Strata Oncology Testing Services” has the meaning set forth in the Recitals.

1.1.49“Strata Oncology” has the meaning set forth in the title paragraph.

1.1.50“Strata Partner Test Report” means the Strata Oncology Assay test results in the form attached hereto as Schedule D obtained for a Participating Patient, excluding PHI.

1.1.51“Strata Partnered Trial” has the meaning set forth in the Recitals.

1.1.52“Strata Trial” means the clinical protocol STR-001-001 titled “An Observational Study Profiling Biospecimens from Cancer Patients to Screen for Molecular Alterations”, as such protocol may be amended from time to time.

1.1.53“Strata Trial Collaboration” has the meaning set forth in the Recitals.

1.1.54“Submission” means the submission of a new drug application or supplemental new drug application with the FDA.

1.1.55“Target Exclusivity” has the meaning set forth in Section 5.0.

1.1.56“Term”  has the meaning set forth in Section 7.1.

1.1.57“Third Party” means any person, corporation or entity other than Strata Oncology and its Affiliates, and Clovis and its Affiliates.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

1.1.58“Total Enrolled Patients” means the total number of patients included in the registration efficacy dataset in the Submission for Approval of the Clovis Drug Candidate for the Named Indication excluding those who enrolled in any study in the registration dataset that is not a Clovis Trial.

1.1.59“Tissue Samples” means human formalin-fixed paraffin-embedded (FFPE) tumor tissue samples collected from Identified Patients by or on behalf of Strata Oncology during the conduct of the Strata Trial Collaboration.

1.1.60“U.S.” means the United States of America.

2.0       Development of Strata Trial Collaboration. Strata Oncology will use commercially reasonable efforts to develop and expand the Strata Trial Collaboration to the extent necessary to provide the services described herein to Clovis.   In addition, Strata Oncology shall: (a) establish a clinical laboratory facility that conforms to the requirements of CLIA and that is certified as a CLIA laboratory facility for purposes of performing the Strata Oncology Testing Services; (b) perform the Strata Oncology Testing Services for Participating Patients following receipt of the corresponding Patient tissue sample and test request from a Participating Study Site; and (c) conduct the Patient Identification Process (as described below) with respect to the Clovis Trials.

3.0       Patient Identification Process; Conduct of Strata Trial Collaboration.

3.1       Patient Identification Process.  During the Term, and as soon as practicable upon completion of the Strata Oncology Testing Services for a Participating Patient, Strata Oncology shall: (a) review such Full Strata Test Report to determine whether the Participating Patient has any of the Clovis Target Alterations; and (b) if such Participating Patient has any Clovis Target Alterations for which Clovis has a Clovis Trial covering the Participating Patient’s cancer indication as a Named Indication, resulting in a match to such Clovis Trial (herein, such Participating Patient referred to as an “Identified Patient”), provide to Clovis and the Identified Patient’s Provider such information in accordance with the process as described on Schedule B (such process, the  “Patient Identification Process”). As between the Parties, Clovis shall be responsible for conducting the clinical eligibility screening for any Identified Patients seeking enrollment in a Clovis Trial. In addition, during the Term, Strata Oncology agrees to periodically (at least once per calendar quarter or a frequency later agreed upon by the Parties) follow-up with any Participating Study Sites that have Identified Patients, as set forth on Schedule B.

3.2       Process and Materials.  The Parties agree to conduct the activities and follow the Patient Identification Process as described in Schedule B hereto in all material respects.  Clovis shall be responsible for providing Strata Oncology with current information and materials about the Clovis Trials, as specified in Schedule B, for the purpose of sharing such information with the Provider and Clovis shall be responsible for notifying Strata Oncology of any material modifications or updates to such information.  Clovis shall provide Strata Oncology with the initial Clovis Trial information within thirty (30) days of the Effective Date.  Strata Oncology shall use commercially reasonable efforts to include any updates in the information and materials about the

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

Clovis Trials required due to changes in the Clovis Trials in the information provided to the Provider, but shall not be responsible for the accuracy, or completeness of such information about the Clovis Trials.  Strata Oncology shall not provide any additional information about the Clovis Trials to a Provider unless mutually agreed by Strata Oncology and Clovis.  Strata Oncology shall be responsible for providing Clovis with current information and materials about the Strata Trial Collaboration, as specified in Schedule B, and Strata Oncology shall be responsible for notifying Clovis of any material modifications or updates to such information.  Clovis shall not be responsible for the accuracy, completeness or current status of such information about the Strata Trial Collaboration.

3.3       Informed Consents.  Strata Oncology shall ensure that each Identified Patient has signed a Patient ICF which: (a) has been approved by the appropriate Institutional Review Board (“IRB”) and complies with all applicable regulatory requirements, including 21 C.F.R Part 56, prior to commencing the Strata Trial; (b) includes the patient’s written authorization to use and disclose health information (including PHI) for research in accordance with HIPAA; (c) includes the patient’s written authorization to the collection and use of the patient’s Tissue Samples as contemplated hereunder; and (d) will include all other consents required for Strata Oncology to provide Clovis with the Tissue Samples and any other information and assistance contemplated in this Agreement.  Strata Oncology has provided Clovis with a copy of its current (as of the Effective Date) form of Patient ICF and will submit any proposed modifications to the form Patient ICF to Clovis for its review and comment.  Strata Oncology agrees to consider any comments that Clovis provides to Strata Oncology in good faith prior to implementing any changes to the form Patient ICF.

3.4       Tissue Samples.  Strata Oncology shall use commercially reasonable efforts to obtain Tissue Samples for Participating Patients that will allow for Strata Oncology to perform the Strata Oncology Testing Services and retain a portion of the Tissue Sample for Clovis to use in accordance with this Section 3.4.  If Strata Oncology has reserved a portion of the Tissue Sample following its testing and, at Clovis’ request, with respect to any such Tissue Sample, and to the extent consistent with Applicable Law, Strata Oncology shall provide Clovis with confirmation that all necessary approvals and informed consents have been obtained with respect to such Tissue Sample.  Clovis shall be authorized to use such reserved Tissue Samples solely to conduct any additional testing that is contemplated by the clinical protocol for the Clovis Trials and authorized under Clovis’ patient informed consent for such Clovis Trials or the Patient ICF for the Strata Trial.

3.5       Regulatory Investigations, Inspections and Audits.   Strata Oncology shall provide Clovis with prompt notice of any governmental or regulatory investigations, review, audit or inspection of any of its facilities or, if known, of any Provider or Participating Study Sites involved in the Strata Trial Collaboration from which any of the Identified Patients were referred to Strata Oncology, to the extent that such review, audit or inspection is reasonably expected to adversely affect Strata Oncology’s ability to perform its obligations under this Agreement.  Strata Oncology shall provide Clovis with the results of any review, audit or inspection to the extent such results

Strata Oncology and Clovis – Strata Trial Collaboration Agreement - CONFIDENTIAL	Page 7 of 26

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

pertain to the Strata Oncology Assay, Tissue Sample, any Identified Patient and would adversely affect Strata Oncology’s ability to perform its obligations under this Agreement.

4.0       Reports.

4.1       Strata Oncology shall deliver to Clovis on a calendar quarterly basis, and within thirty (30) calendar days following the end of the applicable calendar quarter, written summaries containing the information as outlined in the attached Schedule B.

4.2       Any Identified Patient enrolled in a Clovis Trial shall be a “Strata Enrolled Patient” for purposes of this Agreement, unless such patient [***]. Clovis shall deliver to Strata Oncology on a calendar quarterly basis, and within thirty (30) calendar days following the end of the applicable calendar quarter, written summaries containing the information as outlined in the attached Schedule B.

4.3       Clovis shall also deliver such additional reports and information set forth on Schedule B in a timely manner, including the status of Strata Enrolled Patients, to allow Strata Oncology to have current information about the number of Strata Enrolled Patients, Strata Contributed Patients and the Total Enrolled Patients with respect to Clovis’ payment obligations under Section 6.

4.4       Representatives of Strata Oncology and Clovis will meet in person, by telephone or such other means as mutually agreed to and arranged by the parties, no less frequently than once per quarter, for the purpose of discussing the matters set forth in the quarterly reports and such other topics relating to this Agreement. Strata Oncology and Clovis shall cooperate in good faith to attempt to resolve any outstanding issues on an informal basis.  Clovis shall provide Strata Oncology with prompt written notice, as soon as possible and in any event within [***], in the event it ceases enrollment in any Clovis Trial, whether on a temporary or permanent basis, including the reason for such enrollment cessation.  Clovis shall provide Strata Oncology with prompt written notice in the event such Clovis Trial resumes enrollment, including reasons for resuming enrollment. Clovis shall provide Strata Oncology with prompt notice, and in any event within , upon the Submission of the Clovis Drug Candidate and upon the Approval of the Clovis Drug Candidate, in each case for use with respect to the Named Indication.

5.0       Clovis Trials; Target Exclusivity.

5.1       The Parties agree that the Clovis Trials shall be considered a part of the Strata Partnered Trials hereunder.  During the Term, (a) the Clovis Target Alterations for the Named Indication shall be reserved exclusively for Clovis with respect to the Strata Trial Collaboration and Strata Oncology shall provide matching trial information regarding the Clovis Trials to the Providers of all Identified Patients for the purpose of potentially participating in a Clovis Trial; and (b) Strata Oncology shall not provide or grant any other Participating Study Sponsor with any clinical trial matching information relating to the same target alterations and cancer indications as Clovis (i.e., the Clovis Target Alterations for the Named Indication) (herein, collectively referred to as “Target Exclusivity”). Notwithstanding anything to the contrary in this Agreement, the

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

Parties acknowledge and agree that (i) the decision as to whether an Identified Patient will participate in any clinical study, including the Clovis Trials, will be made solely by an Identified Patient and his or her Provider, in the exercise of such Provider’s medical judgment, and neither Party shall attempt improperly to influence such decision; and (ii) Strata Oncology shall not be prohibited from also providing to Identified Patients who have other oncogenic mutations in addition to any Clovis Target Alterations information regarding Third Party clinical studies targeting only such other oncogenic mutations (and not any of the Clovis Target Alterations), and providing the relevant Provider information for such Identified Patients to Third Parties that may be conducting clinical studies targeting only such other oncogenic mutations (and not any of the Clovis Target Alterations) and only if such Third Party is, at that time, a Participating Study Sponsor.

5.2        [***].

5.3        Upon written amendment of this Agreement, whether pursuant to Section 5.2 or otherwise, Clovis and Strata Oncology may expand the Clovis Target Alterations to include additional oncogenic driver mutations and may expand the Clovis Trials to include additional trials or other cancer indications. Any such amendment shall address, if applicable, other modifications to this Agreement, including but not limited to any revisions to the compensation terms set forth in Section 6, as a result of such expansion of the agreed upon Clovis Trials and/or Clovis Target Alterations.  Schedule A shall be updated as agreed to by the Parties to reflect the current status of any Clovis Trials, including the relevant cancer indications with respect to any Clovis Trial, which shall then become part of the “Named Indications” subject to the terms of this Agreement.  Only those Clovis Trials listed on Schedule A, as it may be amended from time to time, including the expansion of the Named Indications or the Clovis Target Alterations, shall be considered Clovis Trials for purposes of this Agreement.

5.4      Strata Oncology acknowledges that Clovis may enroll patients in the Clovis Trials that are identified by Clovis from its pre-screening protocol activities or from one or more third parties, in each case outside of the Strata Trial Collaboration.

6.0      Compensation.  In consideration of the rights granted to Clovis and obligations undertaken by Strata Oncology in this Agreement, Clovis shall pay Strata Oncology as follows:

6.1      Upfront Fee.  On the Effective Date, Clovis shall pay Strata Oncology on a one-time basis a fee in the amount of [***].

6.2      Enrollment Fees.  Clovis shall pay Strata Oncology a fee of [***] for each Strata Enrolled Patient[***].

6.3      Approval Milestone.  Clovis shall pay Strata Oncology a one-time fee upon the first Approval of the Clovis Drug Candidate for use for the Named Indication, which fee shall be based on the Order to Approval of the Clovis Drug Candidate (the “Milestone Fee”).  Clovis shall not be obligated to pay the Milestone Fee unless the Strata Enrolled Patient Contribution is at least

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

[***].  If the Strata Enrolled Patient Contribution is at least [***], then Clovis shall pay the Milestone Fee to Strata Oncology as follows:

6.3.1       First Approval.  If the Clovis Drug Candidate’s Order to Approval is first, then the Milestone Fee shall be equal to [***].

6.3.2       Second Approval.  If the Clovis Drug Candidate’s Order to Approval is second, then the Milestone Fee shall be equal to [***].

6.3.3       Third Approval.  If the Clovis Drug Candidate’s Order to Approval is third, then the Milestone Fee shall be equal to [***].

6.3.4       The table set forth on Schedule C sets forth examples of the calculation of the Milestone Fee at different levels of Order to Approval and Strata Enrolled Patient Contribution. This table is for illustration purposes only and any Milestone Fee shall be calculated pursuant to this Section 6.3.

6.4      No Other Compensation.  Each Party hereby agrees that the terms of this Agreement fully define all consideration, compensation and benefits, monetary or otherwise, to be paid, granted or delivered by one Party to the other Party in connection with the transactions contemplated herein.  Neither Party previously has paid or entered into any other commitment to pay, whether orally or in writing, any of the other Party’s employees, directly or indirectly, any consideration, compensation or benefits, monetary or otherwise, in connection with the transaction contemplated herein.

6.5      Maintenance of Records; Audit.

6.5.1       By Strata Oncology.  For a period beginning on the Effective Date until [***] (the “Clovis Audit Period”), Clovis shall maintain and shall cause its Affiliates to maintain complete and accurate books and records that Clovis maintains in the ordinary course of its business as necessary to allow the accurate calculation of payments due to Strata Oncology hereunder. Once per calendar year during the Clovis Audit Period, Strata Oncology shall have the right to engage an independent public accounting firm selected by Strata Oncology and reasonably acceptable to Clovis, at Strata Oncology’s expense, which shall have the right to conduct a single examination in confidence (subject to all obligations under Section 8 hereof) of the relevant Clovis records as may be reasonably necessary to determine and/or verify the number of Strata Enrolled Patients, Strata Contributed Patients and the Total Enrolled Patients.  Such examination shall be conducted during Clovis’ normal business hours, after at least thirty (30) days prior written notice to Clovis and shall take place at the Clovis facility(ies) where such records are maintained.  In the event the report reflects an under-payment by Clovis hereunder, Clovis shall promptly (but in no event later than thirty (30) days after Clovis’ receipt of the independent auditor’s report) make payment to Strata Oncology of any short-fall  In the event that there was an over-payment by Clovis hereunder, Strata Oncology shall promptly (but in no event later than thirty (30) days after Strata Oncology’s receipt of the independent auditor’s report so

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

correctly concluding) refund to Clovis the excess amount.  In the event any payment by Clovis shall prove to have been incorrect by more than [***] to Strata Oncology’s detriment, Clovis will pay the reasonable fees and costs of Strata Oncology’s independent auditor for conducting the audit.

6.5.2       By Clovis.  During the Term, Strata Oncology shall maintain and shall cause its Affiliates to maintain complete and accurate books and records that Strata Oncology maintains in the ordinary course of its business as necessary to document its compliance with the requirements of this Agreement to provide the Strata Partner Test Reports to Clovis and with respect to its representations and obligations pursuant to Sections 10, 11 and 12 hereof applicable to Strata Enrolled Patients or a Participating Site that is also a Clovis Trial site.  Not more than once per calendar year during the Term, Clovis shall have the right, at its expense, to examine in confidence (subject to all obligations under Section 8 hereof) the relevant Strata Oncology records as may be reasonably necessary to verify its compliance with the foregoing.

6.6      Invoices; Payments.  Strata Oncology shall deliver written invoices to Clovis for amounts due under Sections 6.2 and 6.3 above, based on the reports delivered by Clovis to Strata Oncology containing the status of Enrolled Clovis Patients, the Total Enrolled Patients and the Clovis Drug Candidate. Strata Oncology may submit monthly invoices with respect to fees payable [***] pursuant to Section 6.2 [***]. With respect to the invoice for the Milestone Fee under Section 6.3, Strata Oncology shall note the calculation method and the Strata Enrolled Patient Contribution.  Clovis shall pay the amounts set forth in each such invoice within [***] of the date of the invoice. In the event that Clovis fails to provide Strata Oncology with the necessary information to prepare the invoices, or the Clovis reports are in error, Strata Oncology may send additional and/or corrected invoices once the information is received and/ or corrected, or combine such additional payments with the next invoice.

7.0      Term and Termination.

7.1      Term.  The term of this Agreement will begin on the Effective Date and will remain in effect until the three (3) year anniversary of the Effective Date (the “Initial Term”), unless earlier terminated in accordance with this Agreement.    This Agreement shall automatically renew for successive additional one-year terms (each, a “Renewal Term” and together with the Initial Term, the “Term”) unless either Party provides written notice to the other Party of its election not to renew the Agreement at least sixty (60) days prior to the expiration of the Initial Term or any Renewal Term, as applicable.

7.2      Termination.  Notwithstanding the foregoing, (a) either Party may terminate this Agreement upon [***] advance written notice to the other Party, provided that the effective date of termination of this Agreement shall be no earlier than [***]; (b) either Party may terminate this Agreement upon written notice with immediate effect (i) for any breach of this Agreement or any representation or warranty herein by the other Party that remains uncured for [***] following

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written notice from the non-breaching Party; (ii) if reasonably determined by such Party that the performance of this Agreement may contravene any law or regulation or pursuant to Section 12; or (iii) if the other Party becomes the subject of a voluntary or involuntary petition in bankruptcy or proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors; (c) Strata Oncology may terminate this Agreement upon [***] written notice if Clovis ceases enrollment in all of the Clovis Trials for a continuous period [***] or completes enrollment in all of the Clovis Trials; and (d) Clovis may terminate this Agreement upon [***] written notice if Strata Oncology closes the Strata Trial Collaboration for a continuous period of [***].  In the event Clovis ceases enrollment of Identified Patients for a continuous period of [***] in one or more Clovis Trials, or Clovis notifies Strata Oncology of its intention to stop a Clovis Trial based on an unacceptable level of clinical activity or for any other reason, or Clovis completes enrollment in one or more Clovis Trials, Strata Oncology may terminate that portion of the Agreement, including the Target Exclusivity, that relates to such Clovis Trial(s) (specifying the Named Indication(s), as applicable) by providing Clovis with [***] written notice, in which case Schedule A shall be amended to remove the applicable Clovis Trial and/or specified Named Indication(s), as applicable; provided that Strata Oncology shall not be permitted to cause such termination if Clovis opens a new clinical study targeting the same Clovis Target Alterations within such [***] period that is for the same Named Indication(s) or a subset of the indications covered by the applicable Clovis Trial and provides written notice to Strata Oncology within such [***] period.

7.3      Survival.  Sections 6.3, 6.5, 7.3,  8,  9,  10,  11,  12,  13,  14,  15 and 16 shall survive the expiration (and any termination) of this Agreement.  In addition, the Clovis payment obligations contained in Section 6.2 shall survive with respect to any such payments accrued and unpaid at the time of termination with respect to a Strata Enrolled Patient or with respect to the Patent Identification Process performed by Strata Oncology prior to termination which results in a Strata Enrolled Patient following termination, except to the extent that termination occurred pursuant to Section 7.2(b)(ii) and, in the opinion of counsel to the terminating party, any such payments could reasonably be expected to violate any Applicable Laws. In addition, Clovis’ reporting obligations under Section 4.2 shall survive for the purpose of providing information to Strata Oncology with respect to any surviving payments under Sections 6.2 and 6.3.

8.0      Confidentiality

8.1      Confidential Information. For purposes of this Agreement, a Party whose Confidential Information is disclosed hereunder is the “Disclosing Party” and a Party to whom Disclosing Party’s Confidential Information is disclosed hereunder is a “Receiving Party”.

8.2Restrictions on Disclosure and Use.  Each Party agrees that at all times, and notwithstanding any termination or expiration of this Agreement, it will hold in strict confidence and not publish, disseminate, or otherwise disclose to any Third Party Disclosing Party’s Confidential Information without the written consent of such Disclosing Party.  Notwithstanding the foregoing, a Receiving Party may disclose Confidential Information solely to its Representatives with a need to know such Confidential Information as required to perform this Agreement, and only after such Representatives have been advised of the confidential nature of such information and are bound by obligations of confidentiality with respect to such Confidential

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Information that are substantially similar to the terms of this Agreement.  Each Receiving Party may use the Confidential Information of Disclosing Party only to the extent required to perform its obligations under this Agreement.  Each Party shall be responsible for any breach of this Agreement by its respective Representatives.  Each Party’s obligations of confidentiality and non-use under this Agreement will survive termination or expiration of this Agreement for [***] after such termination or expiration; provided that any Confidential Information that comprises the trade secrets of a Disclosing Party under Applicable Law shall remain subject to these terms for the maximum time period allowed under Applicable Law, subject to Section 8.3, and provided further that the terms of any payments under Section 6 shall remain confidential.

8.3      Information Not Treated as Confidential Information. Confidential Information shall be deemed not to include information disclosed by Disclosing Party hereunder that a Receiving Party can demonstrate, by competent written proof: (a) is publicly known at the time of disclosure hereunder; (b) hereafter becomes publicly known through no act or failure to act on the part of the Receiving Party; (c) is already known by the Receiving Party free of any obligation of confidence in favor of Disclosing Party at the time of disclosure; (d) is hereafter disclosed to the Receiving Party by a Third Party as a matter of right and without restriction on disclosure in favor of Disclosing Party; or (e) is developed independently by the Receiving Party’s employees who were unaware of and did not have access to such Confidential Information.

8.4      Non-Prohibited Disclosures.  Notwithstanding any other provision of this Agreement, a Receiving Party’s disclosure of Confidential Information of Disclosing Party shall not be prohibited if such disclosure:  (a) is in response to a valid order of a court or other governmental body, provided that the Receiving Party provides the Disclosing Party with prior written notice of such anticipated disclosure in order to permit such Disclosing Party to seek a protective order or other confidential treatment of such Confidential Information; or (b) is otherwise required by Applicable Law; provided that the Receiving Party provides the Disclosing Party with reasonable prior written notice of such disclosure and makes a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order preventing or limiting the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued, or for which the law required.  In addition, notwithstanding the foregoing, Clovis shall have the unrestricted right to publish, present or otherwise publicly disclose the results of the Clovis Trials; provided that, Clovis shall not have to right to publish, present or otherwise publicly disclose any reports provided by Strata Oncology to Clovis under this Agreement, including any unpublished information regarding the Strata Trial, the Strata Oncology Assay, or the Strata Oncology Testing Services without the prior written consent of Strata Oncology, which shall not be unreasonably withheld.

8.5      Public Announcements.  No Party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other Party, not to be unreasonably withheld or delayed, except as may be required by law or the requirements of any national securities exchange, in which case the Party proposing to issue such press release or make such public announcement shall consult in good faith with the other Party before issuing any such press

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release or making any such public announcement. The Parties shall cooperate as to the timing and content of any such press release or public announcement.

9.0       Intellectual Property.

9.1       Background Intellectual Property.  All intellectual property rights, including without limitation patents, copyrights, trademarks, and trade secrets, of a Party (for purposes of this Section 9, the “First Party”) existing as of the Effective Date, or developed through such First Party’s efforts outside of and independently of this Agreement and the Strata Trial Collaboration, and without use of or reference to the other Party’s Confidential Information, shall remain the sole and exclusive property of the First Party.

9.2       Developed Intellectual Property.

9.2.1       Clovis Drug Intellectual Property.  As between Strata Oncology and Clovis, all right, title and interest in and to all inventions and other intellectual property conceived, generated, developed and/or made by or on behalf of either Party solely or jointly with the other Party and/or a Third Party in connection with or in the performance of the Strata Trial Collaboration that relate or are directed to, or that cover, a Clovis Drug Candidate, including without limitation its composition, manufacture and/or use, or any of the Clovis Trial(s) (other than data included in any of the Strata Partner Test Reports which will be subject to the provisions of Section 9.2.2 hereof) (the “Clovis Drug Intellectual Property”) are the exclusive property of and shall be owned solely by Clovis, and Clovis shall have the full and exclusive right to exploit such Clovis Drug Intellectual Property without the consent of, or any obligation to account to, Strata Oncology with respect thereto.  Strata Oncology hereby assigns, and shall cause its Affiliates and Representatives to assign, to Clovis all right, title and interest in and to Clovis Drug Intellectual Property to effectuate Clovis’ sole and exclusive ownership thereof. Clovis hereby grants to Strata Oncology a limited, non-exclusive, royalty-free license to use all Clovis Drug Intellectual Property solely for purposes related to the performance of this Agreement, the Strata Trial and the Strata Trial Collaboration, and/or for the development and commercialization of the Strata Oncology Assays.

9.2.2       Strata Oncology Intellectual Property.  As between Strata Oncology and Clovis, all right, title and interest in and to all inventions and other intellectual property conceived, generated, developed and/or made by or on behalf of either Party solely or jointly with the other Party and/or a Third Party in connection with or in the performance of the Strata Trial Collaboration that relate or are directed to, or that cover, the Strata Oncology Assay or the Strata Oncology Testing Services, including any and all information and data generated by Strata Oncology in the performance of the Strata Oncology Testing Services (the “Strata Oncology Intellectual Property”) are the exclusive property of and shall be owned solely by Strata Oncology, and Strata Oncology shall have the full and exclusive right to exploit such Strata Oncology Intellectual Property without the consent of, or any obligation to account to, Clovis with respect thereto.  Clovis hereby assigns, and shall cause its Affiliates and Representatives to assign, to Strata Oncology all right, title

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and interest in and to Strata Oncology Intellectual Property to effectuate Strata Oncology’s sole and exclusive ownership thereof.  Strata Oncology hereby grants to Clovis a limited, non-exclusive, royalty-free license to use the Strata Partner Test Reports provided to Clovis and the quarterly reports provided by Strata Oncology to Clovis pursuant to Section 4.1 solely for purposes related to the performance of this Agreement and the Clovis Trial(s), and/or for the development and commercialization of the Clovis Drug Candidate and any Clovis Drug Product.

10.0      Representations, Warranties and Covenants

10.1      Strata Oncology represents, warrants and/or covenants that, notwithstanding anything to the contrary herein: (a) that Strata Oncology shall not perform any testing or activities relating to Tissue Samples and any other patient samples tested with the Strata Oncology Assay not authorized by the applicable Patient ICF; (b) Strata Oncology’s activities with respect to the Strata Trial Collaboration and the Strata Oncology Assay will not infringe upon any intellectual property or other rights of third parties; (c) it will conduct the Strata Trial Collaboration and the Strata Oncology Testing Services in compliance with all Applicable Laws; (d) it will not make any payments to any healthcare provider (including Providers or Participating Study Sites) which are in consideration for any referrals or other business; (e) no part of the exchange by the Parties, or any Participating Study Site, of items or services in connection with the Strata Trial Collaboration is intended to be for, nor shall be construed as, an offer or payment made in exchange for any explicit or implicit agreement to purchase, prescribe or recommend, or provide a favorable formulary status for, any Strata Oncology or Clovis product or service; (f) it does not and will not have a “financial relationship” with Providers or any Participating Study Site within the meaning of 42 C.F.R. §411.354 subject to the provisions of 42 C.F.R. §411.353; and (g) the performance by Strata Oncology of its obligations under this Agreement shall not breach any agreement which (i) obligates Strata Oncology to keep in confidence any confidential or proprietary information of any Third Party,  or to refrain from competing, directly or indirectly, with the business of any Third Party; or (ii) grants to any third party exclusive rights to oncogenic driver mutations that conflict with the Target Exclusivity herein, and Strata Oncology shall not disclose to Clovis any such confidential or proprietary information.

10.2      Clovis represents, warrants and/or covenants that, notwithstanding anything to the contrary herein: (a) Clovis shall not perform any testing or activities relating to Tissue Samples or other patient samples tested with the Strata Oncology Assay not authorized by the applicable Patient ICF or other authorization by the Identified Patient; (b) Clovis’ activities with respect to the Clovis Trials and the Clovis Drug Candidate will not infringe upon any intellectual property or other rights of third parties; (c) Clovis shall use the information provided by Strata Oncology under this Agreement as a result of the Strata Oncology Assay testing for the purpose of identifying and enrolling patients in the Clovis Trials with respect to the Clovis Drug Candidate in accordance with the terms of this Agreement and not for other purposes, including drug candidates or studies not covered by this Agreement; and (d) the performance by Clovis of its obligations under this Agreement shall not breach any agreement which obligates Clovis to keep in confidence any confidential or proprietary information of any Third Party or to refrain from competing, directly

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or indirectly, with the business of any Third Party, and Clovis shall not disclose to Strata Oncology any such confidential or proprietary information.

11.0      Anti-Corruption.  In performing their respective obligations hereunder, Clovis and Strata Oncology acknowledge that their company policies, and the policies of their respective Affiliates, require that such person’s business and activities be conducted in conformance with Applicable Law.  By signing this Agreement, Clovis and Strata Oncology each agree to conduct the business and activities contemplated herein in a manner which is consistent and compliant with Applicable Law, with good business ethics, and with their respective company policies applicable to such activities.  Specifically, Clovis and Strata Oncology each agree that it has not and will not, and covenants that its Representatives have not and will not, in connection with the performance of this Agreement, directly or indirectly, make, promise, authorize, ratify or offer to make, or take any action in furtherance of, any payment or transfer of anything of value for the purpose or effect of (a) influencing, inducing or rewarding any act, omission or decision to secure an improper advantage, or of improperly assisting it in obtaining or retaining business for it or the other Party, or in any way that would violate Applicable Law or with the purpose or effect of public or commercial bribery; or (b) influencing, inducing or rewarding any act, omission or decision with respect to the referral of any good, service, or item for which payment may be made in whole or in part under a federal or state health care program in any manner that would violate Applicable Law

12.0      Representations and Covenants Regarding Healthcare Programs.  Strata Oncology and Clovis each represents and warrants to the other Party, as of the Effective Date, that neither it nor any of its Representatives performing any activities with respect to this Agreement has been debarred under Section 306(a) or (b) of the Federal Food, Drug and Cosmetic Act, excluded from participation in any government healthcare program, convicted of any offense defined in 42 U.S.C. Section 1320a-7, or disqualified as a clinical investigator pursuant to 21 C.F.R Section 312.70 or 812.119 and no debarred, excluded or disqualified person will in the future be utilized by such Party in connection with any work to be performed in connection with the Strata Trial Collaboration.  If at any time after execution of this Agreement, a Party becomes aware that it or any of its Representatives performing any activities with respect to this Agreement is, or is threatened with being, debarred, excluded or disqualified, such Party hereby certifies that it will promptly notify the other Party in writing, whereupon such other Party may terminate this Agreement upon written notice to such Party.

13.0      Indemnification.

13.1      Indemnification by Clovis.  Clovis will indemnify, defend and hold harmless Strata Oncology, its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a “Strata Indemnified Party”) from and against any and all liability, loss, damage, expense (including reasonable attorneys’ fees and expenses) and cost (collectively, a “Liability”) which the Strata Indemnified Party may be required to pay to one or more Third Parties or incurred in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) to the extent resulting from or arising out of: (a) the conduct of the Clovis Trials, on behalf of or under authority of, Clovis; (b) the research, development and/or

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commercialization of the Clovis Drug Product by, on behalf of or under authority of, Clovis; and/or (c) the breach or violation of [***]; except in each case, to the extent caused by [***].

13.2      Indemnification by Strata Oncology.  Strata Oncology will indemnify, defend and hold harmless Clovis, its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a “Clovis Indemnified Party”) from and against any Liability which the Clovis Indemnified Party may be required to pay to one or more Third Parties or incurred in connection with any and all Third Party Claims to the extent resulting from or arising out of (a) the conduct of the Strata Trial Collaboration and/or the Strata Oncology Testing Services by, or on behalf of or under authority of, Strata Oncology;  (b) the breach of any agreement between Strata Oncology and any Third Party that is part of the Strata Trial Collaboration, including agreements with any Participating Study Sponsors or Participating Study Sites; and/or (c) the breach or violation of [***]; except in each case, to the extent caused by [***].

13.3      Procedure.  Each Party will provide prompt written notice to the other in the event it becomes aware of a Third Party Claim for which indemnification may be sought hereunder; provided, however, that failure to give prompt written notice will not relieve the Indemnifying Party of any liability or obligation hereunder, except to the extent it has suffered actual material prejudice due to such failure.  In case any proceeding (including any governmental investigation) shall be instituted involving any Party in respect of which indemnity may be sought pursuant to this Section 13, such Party (the “Indemnified Party”) shall promptly notify the other Party (the “Indemnifying Party”) in writing.  With fifteen (15) days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Third Party claim with counsel reasonably satisfactory to the Indemnified Party and control the disposition or settlement thereof (including all decisions relative to litigation, appeal, and settlement, subject to this Section 13.3).  The Indemnified Party shall cooperate fully with the Indemnifying Party in such defense.  If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense.  The Party not controlling such defense may participate therein at its own expense; provided the Indemnified Party shall bear the expense if the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would, in the written opinion of counsel to the Indemnified Party, be inappropriate due to actual or potential conflicts of interests between them.  All such fees and expenses shall be reimbursed as they are incurred, and provided reasonable documentation along with an invoice is provided.  The Indemnifying Party shall not be liable for any settlement of any proceeding affected without its prior written consent, but if settled with such prior written consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any liability by reason of such settlement or judgment.  The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which the Indemnified Party is, or arising out of the same set of facts could have been, a party and indemnity could have been sought hereunder by the Indemnified Party, unless there is no finding or admission of any violation of law or rights of any person, the sole relief is monetary damages that are paid in full by the Indemnifying Party and the Indemnified Party shall have no liability or obligation with respect thereto.

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13.4      Insurance.  Each Party acknowledges that they each maintain and shall, maintain adequate insurance for liability insurance adequately covering such Party’s obligations under this Agreement, including insurance that is required by Applicable Law. Upon request by the other Party, each Party shall provide to the other Party a certificate of insurance constituting evidence of its insurance coverage.

13.5      Limitations.  No Party shall be liable under this Agreement for any punitive, special or indirect damages or loss of business reputation, including indirect or consequential relating to the breach or alleged breach of this Agreement; except to the extent a Party is subject to a Liability relating to a Third Party arising from an indemnified matter hereunder, in which case any punitive, incidental, consequential, special or indirect damages actually awarded in such judgment to a Third Party will be included within the definition of Liability.

14.0      Governing Law; Jurisdiction.  This Agreement will be governed by and construed in accordance with the laws of the state of Delaware, without regard to or application of conflict of laws rules or principles. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the state or federal courts of the United States of America located in the county of New Castle, Delaware, and each Party irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

15.0      General Provisions.  Neither Party may assign or transfer this Agreement or any rights granted hereunder, by operation of law or otherwise, without the other Party’s prior written consent, provided, however, that either Party may assign this Agreement without such consent (a) to any of its Affiliates; or (b) to a successor in connection with the merger, consolidation, transfer or sale of all or substantially all of its assets or business to which this Agreement relates.

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Any attempted assignment or transfer not in compliance with the foregoing will be void.  This Agreement will be binding on and inure to the benefit of successors and permitted assigns.  Except as expressly set forth in this Agreement, the exercise by either Party of any of its remedies under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise.  All notices or approvals required or permitted under this Agreement will be in writing and delivered by postage prepaid, overnight nationally recognized courier service or United States Postal Service registered or certified mail to the address set forth on the signature page.  The failure by either Party to enforce any provision of this Agreement will not constitute a waiver of future enforcement of that or any other provision.  Except as set forth herein, any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by both Parties.  The relationship between the Parties under this Agreement shall be that of independent contractors and nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the Parties.  Neither Party will have the power to bind the other Party, or to make any representations or commitments or incur obligations for or on behalf of the other Party, without such other Party’s prior written consent.  If any provision of this Agreement shall be held invalid, illegal or unenforceable, such provision shall be enforced to the maximum extent permitted by law and the Parties’ fundamental intentions hereunder, and the remaining provisions shall not be affected or impaired.

16.0      Entire Agreement.  This Agreement is the complete and exclusive understanding and agreement between the Parties regarding its subject matter, and supersedes all proposals, understandings or communications between the Parties, oral or written, regarding its subject matter.

17.0      Counterparts.  This Agreement, and any amendment hereto, may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of a signed copy of this Agreement, or any amendment hereto, by fax or e-mail (PDF format) shall have the same effect as delivery of an original.

[Signature Page Follows]

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In Witness Whereof, the Parties have executed this Agreement as of the Effective Date.

Clovis Oncology, Inc.		Strata Oncology, Inc.

By:	/s/ Patrick Mahaffy	By:	/s/ Catherine A. Sazdanoff

Name:	Patrick Mahaffy	Name:	Catherine A. Sazdanoff

Title:	President and CEO	Title:	Chief Business Officer

For purposes of Notice:		For purposes of Notice:

5500 Flatiron Parkway, Suite 100		8170 Jackson Road
Boulder, Colorado 80301		Ann Arbor, Michigan 48103
Attention:	General Counsel	Suite A
Phone:	313-625-5000	Attention: Catherine A. Sazdanoff
Fax:		Phone: 847-682-8369
Email:	pgross@clovisoncology.com	Fax: N/A
Email:Catherine.sazdanoff@strataoncolgy .com

Copy to:

Jaffe, Raitt, Heuer & Weiss, P.C.
27777 Franklin Rd., Suite 2500
Southfield, MI 48034
(248) 351-3000
Attention: Sara Kruse
Email: skruse@jaffelaw.com

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Schedule A – Clovis Trials and Target Alterations

Clovis Drug Candidate	Clovis Target Alterations	Clovis Trial
Rucaparib	BRCA1, BRCA2, ATM

CO-338-052

NCT# NCT02952534

TRITON2: A Multicenter, Open-label Phase 2 Study of Rucaparib in Patients with Metastatic Castration-resistant Prostate Cancer Associated with Homologous Recombination Deficiency

Rucaparib	BRCA1, BRCA2, ATM

CO-338-063

NCT#: NCT02975934

TRITON3: A Multicenter, Randomized, Open-label Phase 3 Study of Rucaparib versus Physician’s Choice of Therapy for Patients with Metastatic Castration-resistant Prostate Cancer Associated with Homologous Recombination Deficiency

Strata Oncology and Clovis – Strata Trial Collaboration Agreement - CONFIDENTIAL	Page 21 of 26

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

Schedule B

Strata-Clovis Patient Identification Process and Reports

1.Within thirty (30) days of the Effective Date, the parties will hold an operational kick-off meeting at a mutually agreeable time and location to share relevant information about respectively, the Strata Trial Collaboration and the Clovis Trials, and discuss and address how best to implement the Clovis Trials as part of the Strata Partnered Trials on an ongoing basis, including the following:

a.Strata Oncology shall provide Clovis with:

i.     A current list of all of Strata Oncology’s Participating Study Sites, and for each, the name of the Strata Trial principal investigator and clinical coordinator and their contact information (name, address, phone, email).  Strata Oncology to keep this list updated during the Term;

ii.    [***]

iii.   [***]

b.Clovis shall provide Strata Oncology with:

i.     A current list of all active Clovis Trial sites, and for each, the name of the Clovis Trial principal investigator and clinical coordinator and their contact information (name, address, phone, email) to the extent such information is available to Clovis. During the Term, Clovis shall update the list promptly upon any changes; and

ii.    [***]

2.During the Term and while the Clovis Trials are enrolling, Strata Oncology shall perform the Strata Oncology Assay and generate a Full Strata Test Report  (for the relevant Provider) for each sample and test request from Participating Study Sites (provided that such sample is usable for testing), and a Strata Partner Test Report (for Clovis) for each Identified Patient. The Parties shall each send such information and take such actions as detailed in Sections 3 to 8 below, known as the Patient Identification Process.  Strata Oncology agrees that Clovis will be allowed to screen, using its own assay, any Participating Patient who is referred to it by any Provider at a Participating Study Site, and, if so, such Participating Patient shall not be considered a Strata Enrolled Patient if [***].

3.As soon as practicable upon identification of a Identified Patient, Strata Oncology shall send Clovis:

a.The Strata Partner Test Report for each Identified Patient;

b.Contact  information for the Identified Patient’s Provider (name, address, phone/ email); and

Strata Oncology and Clovis – Strata Trial Collaboration Agreement - CONFIDENTIAL	Page 22 of 26

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

c.[***]

4.When Strata Oncology sends the Full Strata Test Report for an Identified Patient to the Provider, Strata Oncology shall also send the Provider:

a. Notification of the potential matching Clovis Trial(s);

b.The relevant Clovis Trial information as provided by Clovis and agreed by Strata Oncology; and

c.Contact information for Clovis or Clovis’ CRO (as designated by Clovis) in the event of other inquiries about the Clovis Trials from the Provider.

5.If the Provider’s Participating Study Site is not an active Clovis Trial site, Clovis may review the site and consider activating the site as a Clovis Trial study center on a case by case basis.

6.As soon as practicable upon the screening and enrollment of any Identified Patient, Clovis shall send Strata Oncology a written status of such Identified Patients, including:

a.Total # Identified Patients

b.# of those who progressed to clinical screening for one or more Clovis Trial,

c.# of those eligible for enrollment

d.# Strata Enrolled Patients, and # Total Enrolled Patients ; and

e.[***]

7.[***]

8.Quarterly, for the prior quarter, the Parties shall send each other reports as follows, which reports are due within thirty (30) days of the applicable quarter and which information is to be used in the quarterly discussions between the Parties:

a.Strata Oncology to Clovis:

i.     Status of the Strata Trial Collaboration:

a.Updated list of Participating Study Sites

b.# (by Participating Study Site) of Participating Patients that have been tested using the Strata Oncology Testing Services;

ii.    Total # (by Participating Study Site) of Identified Patients;

iii.   [***]

iv.   [***]

b.Clovis to Strata Oncology:

Strata Oncology and Clovis – Strata Trial Collaboration Agreement - CONFIDENTIAL	Page 23 of 26

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

i.Status of Identified Patients identified by Strata Oncology, including

a.Total # Identified Patients,

b.# of those who progressed to clinical screening for a Clovis Trial;

c.# of those eligible for enrollment,

d.# Strata Enrolled Patients, and # Total Enrolled Patients, and

e.[***]

ii. [***]

a.[***]

b.[***]

Strata Oncology and Clovis – Strata Trial Collaboration Agreement - CONFIDENTIAL	Page 24 of 26

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

Schedule C – Milestone Fee Sample Calculations

The following table is for illustrative purposes to provide examples of the Milestone Fee at different levels of Order of Approval and Strata Enrolled Patient Contribution.  [***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Strata Oncology and Clovis – Strata Trial Collaboration Agreement - CONFIDENTIAL	Page 25 of 26

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Execution Version

Schedule D – Strata Partner Test Report Format

Strata Oncology and Clovis – Strata Trial Collaboration Agreement - CONFIDENTIAL	Page 26 of 26